File Nos. 33-42162
                                                                        811-6377
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [ X ]

      Pre-Effective Amendment No.                                       [  ]


      Post-Effective Amendment No. 17                                   [ X ]


                                            and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [ X ]


      Amendment No. 17                                                  [ X ]


                        (Check appropriate box or boxes.)

                       DREYFUS BASIC MUNICIPAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

            c/o The Dreyfus Corporation
            200 Park Avenue, New York, New York       10166
            (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)
      ----

       X    on January 1, 2001 pursuant to paragraph (b)
      ----

            60 days after filing pursuant to paragraph (a)(i)
      ----
            on    (date)     pursuant to paragraph (a)(i)
      ----
            75 days after filing pursuant to paragraph (a)(ii)
      ----
            on     (date)      pursuant to paragraph (a)(ii) of Rule 485
      ----

If appropriate, check the following box:

            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
      --


Dreyfus BASIC

Municipal Fund, Inc.

Dreyfus BASIC Intermediate Municipal Bond Portfolio

Dreyfus BASIC Municipal Bond Portfolio

Dreyfus BASIC Municipal Money Market Portfolio

Dreyfus BASIC New Jersey Municipal Money Market Portfolio

Three investment choices for income exempt from federal income tax, and one investment choice for income exempt from federal and New Jersey state income taxes


PROSPECTUS January 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                 Contents

                                  THE PORTFOLIOS
-----------------------------------------------------------------

                             1    Introduction

                             2    Goal/Approach

                             6    Main Risks

                             8    Past Performance

                            12    Expenses

                            16    Management

                            18    Financial Highlights

                                  YOUR INVESTMENT
--------------------------------------------------------------------

                            22    Account Policies

                            25    Distributions and Taxes

                            26    Services for Fund Investors

                            28    Instructions for Regular Accounts

                                  FOR MORE INFORMATION
-------------------------------------------------------------------------------

                                  INFORMATION ON EACH PORTFOLIO'S RECENT
PERFORMANCE CAN BE FOUND IN ITS CURRENT ANNUAL/SEMIANNUAL REPORT (SEE BACK
COVER)

Each portfolio's investment approach, risks, performance, expenses and related information

Information for managing your fund account

Where to learn more about this and other Dreyfus funds

The Portfolios

Dreyfus BASIC Intermediate Municipal Bond Portfolio
------------------

Ticker Symbol: DBIMX

Dreyfus BASIC Municipal Bond Portfolio
------------------

Ticker Symbol: DRMBX

Dreyfus BASIC Municipal Money Market Portfolio
------------------

Ticker Symbol: DBMXX

Dreyfus BASIC New Jersey Municipal Money Market Portfolio
------------------

Ticker Symbol: DBJXX

What these portfolios are -- and aren't

Each portfolio is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. Each strives to reach its stated goal, although as with all mutual funds, none of the portfolios can offer guaranteed results.

An investment in these portfolios is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in these portfolios, but you also have the potential to make money.

This combined prospectus has been prepared for your convenience so that you can consider four investment choices in one document. Each portfolio is a separate entity with a separate investment portfolio. The operations and results of one portfolio are unrelated to those of each other portfolio.


The portfolios differ in their average maturity, which affects their level of income and degree of share price fluctuation. The money market portfolios seek to maintain a stable $1.00 share price. The money market portfolios offer share price stability for investors looking to protect principal, but have lower income potential than the bond portfolios. The bond portfolios each offer higher income and return potential, mainly relative to their average maturities, but their share prices will fluctuate.


Each portfolio is non-diversified, which means that a relatively high percentage of its assets may be invested in a limited number of issuers. Therefore, each portfolio's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Introduction

<PAGE 1>


Dreyfus BASIC Municipal Fund, Inc.

GOAL/APPROACH

Dreyfus BASIC Intermediate Municipal Bond Portfolio

THE INTERMEDIATE BOND PORTFOLIO seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the portfolio normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.


The portfolio's dollar-weighted average portfolio maturity ranges between three and ten years. The portfolio will invest at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the portfolio may be invested in bonds with a credit quality lower than A, including bonds of below investment grade credit quality ("high yield" or "junk" bonds).

Although the portfolio's objective is to generate income exempt from federal income tax, interest from some of the portfolio's holdings may be subject to the federal alternative minimum tax. In addition, the portfolio occasionally may invest in taxable bonds.

Concepts to understand

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for bonds in default (the inability to make timely interest or principal payments). Bonds rated BBB or Baa and above are considered investment grade.


AVERAGE MATURITY: an average of the stated maturities of the bonds held in a portfolio, based on their dollar-weighted proportions in the portfolio.




<PAGE 2>

Dreyfus BASIC Municipal Bond Portfolio

THE BOND PORTFOLIO seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the portfolio normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.


The portfolio's dollar-weighted average portfolio maturity normally exceeds ten years, but the portfolio may invest without regard to maturity. The portfolio will invest at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the portfolio may be invested in bonds with a credit quality lower than A, including high yield municipal bonds.

Although the portfolio's objective is to generate income exempt from federal income tax, interest from some of the portfolio's holdings may be subject to the federal alternative minimum tax. In addition, the portfolio occasionally may invest in taxable bonds.

Concepts to understand

MUNICIPAL BONDS: debt securities that provide income free from federal income taxes, and state income taxes if the investor lives in the issuing state. Municipal bonds are typically of two types:

* GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

* REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

DURATION: an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more it is likely to react to interest rate fluctuations and the greater its long-term risk/return potential.


The Portfolios

<PAGE 3>


GOAL/APPROACH (CONTINUED)

Dreyfus BASIC Municipal Money Market Portfolio

THE MONEY MARKET PORTFOLIO seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the portfolio is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue this goal, the portfolio normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal income tax.


Although the portfolio's objective is to generate income exempt from federal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the portfolio occasionally may invest in taxable obligations and/or municipal obligations that pay income exempt only from federal income tax.

Concepts to understand

CREDIT RATING: a measure of the issuer's expected ability to make all required interest and principal payments in a timely manner.

An issuer with the highest credit rating has a very strong degree of certainty (or safety) with respect to making all payments. An issuer with the second-highest credit rating still has a strong capacity to make all payments, although the degree of safety is somewhat less.

Generally, each money market portfolio is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus, with the remainder invested in securities with the second-highest credit rating.



<PAGE 4>


Dreyfus BASIC New Jersey Municipal Money Market Portfolio

THE NEW JERSEY MONEY MARKET PORTFOLIO seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the portfolio is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

To pursue this goal, the portfolio normally invests substantially all of its net assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state income taxes. When the portfolio manager believes that acceptable New Jersey municipal obligations are unavailable for investment, the portfolio may invest temporarily in municipal obligations that provide income subject to New Jersey state income tax, but not federal income tax.


Although the portfolio's objective is to generate income exempt from federal and New Jersey state income taxes, interest from some of the portfolio's holdings may be subject to the federal alternative minimum tax. In addition, the portfolio temporarily may invest in taxable obligations. At times, the portfolio also may occasionally invest in municipal obligations that provide income free from federal income tax but not New Jersey state income tax.


Concepts to understand

MONEY MARKET FUND: a specific type of fund that seeks to maintain a $1.00 price per share. Money market funds are subject to strict federal requirements and must:

* maintain an average dollar-weighted portfolio maturity of 90 days or less

* buy individual securities that have remaining maturities of 13 months or less

*  invest only in high quality, dollar-denominated obligations

The Portfolios

<PAGE 5>


MAIN RISKS

Dreyfus BASIC Intermediate Municipal Bond Portfolio and Dreyfus BASIC Municipal Bond Portfolio


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow a portfolio to invest for higher yields, the most immediate effect is usually a drop in bond prices, and therefore in a portfolio's share price as well. As a result, the value of your investment in either bond portfolio could go up and down, which means that you could lose money. The Bond Portfolio will generally have a longer average effective duration than the Intermediate Bond Portfolio and therefore its share price will be more sensitive to interest rate movements.

Other risk factors could have an effect on a portfolio's performance:

* if an issuer defaults on a bond, or there is a credit downgrade on the bond, the bond's value, and the portfolio's share price, could fall

* if the municipal bond market becomes less liquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at discounted prices, and the portfolio's share price, may fall dramatically

Other potential risks

The Intermediate Bond Portfolio and Bond Portfolio, at times, may invest in certain derivatives, such as futures and options, that may produce taxable income, and in inverse floaters. Derivatives are used primarily to hedge the portfolio or for daily liquidity. They also may be used to increase returns. However, these practices may lower returns or increase volatility. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on a portfolio's performance.





<PAGE 6>

Dreyfus BASIC Municipal Money Market Portfolio and Dreyfus BASIC New Jersey Municipal Money Market Portfolio


Each portfolio's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.


An investment in either portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a portfolio.

While each portfolio has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce a portfolio's income level and/or share price:

* interest rates could rise sharply, causing a portfolio's share price to drop

* any of a portfolio's holdings could have its credit rating downgraded or could default

The New Jersey Money Market Portfolio is subject to certain additional risks:

* New Jersey's economy and revenues underlying its municipal obligations may decline

* the portfolio's securities may be more sensitive to risks that are specific to investing primarily in a single state


The Portfolios

<PAGE 7>


PAST PERFORMANCE

Dreyfus BASIC Intermediate Municipal Bond Portfolio


The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table compares the portfolio's average annual total return to that of the Lehman Brothers 10-Year Municipal Bond Index, an unmanaged total return intermediate-term municipal bond performance benchmark. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

                        Year-by-year total return AS OF 12/31 EACH YEAR (%)

                        [Exhibit A]

                        BEST QUARTER:         Q1 '95         +5.16%

                        WORST QUARTER:        Q2 '99         -2.01%

THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/00 WAS 6.58%.
                        --------------------------------------------------------

                        Average annual total return AS OF 12/31/99

                                                                                                      Since
                                                                                                     inception

                                                             1 Year               5 Years            (5/4/94)
                                     --------------------------------------------------------------------------------------------

PORTFOLIO                                                    -2.46%               6.20%             5.63%

LEHMAN BROTHERS
10-YEAR MUNICIPAL
BOND INDEX                                                   -1.25%               7.12%             6.13%*

*                          FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON
4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94.






<PAGE 8>

Dreyfus BASIC Municipal Bond Portfolio

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table compares the portfolio's average annual total return to that of the Lehman Brothers Municipal Bond Index, an unmanaged total return municipal bond performance benchmark. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

[Exhibit B]

BEST QUARTER:                                 Q1 '95         +7.85%

WORST QUARTER:                                Q1 '96         -2.46%

THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/00 WAS 8.14%.
                        --------------------------------------------------------

                        Average annual total return AS OF 12/31/99

                                                                                          Since
                                                                                        inception

                                                 1 Year               5 Years            (5/6/94)
                                     --------------------------------------------------------------------------------------------

PORTFOLIO                                         -5.71%               6.85%               6.11%

LEHMAN BROTHERS
MUNICIPAL
BOND INDEX                                         2.06%               6.91%              5.98%*

*                          FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON
4/30/94 IS USED AS THE BEGINNING VALUE ON 5/6/94.

The Portfolios




<PAGE 9>

PAST PERFORMANCE (CONTINUED)

Dreyfus BASIC Municipal Money Market Portfolio

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table shows the portfolio's average annual total return over time. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

[Exhibit C]

BEST QUARTER:                                 Q2 '95         +1.04%

WORST QUARTER:                                Q1 '94         +0.58%

THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/00 WAS 2.75%.
                        --------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                     Since inception

1 Year                             5 Years             (12/16/91)
               --------------------------------------------------------

2.92%                               3.33%                 3.18%

For the portfolio's current yield, call toll-free: 1-800-645-6561.






<PAGE 10>

Dreyfus BASIC New Jersey Municipal Money Market Portfolio

The bar chart and table below show some of the risks of investing in the portfolio. The bar chart shows the changes in the portfolio's performance from year to year. The table shows the portfolio's average annual total return over time. Of course, past performance is no guarantee of future results.
                        --------------------------------------------------------

                        Year-by-year total return AS OF 12/31 EACH YEAR (%)

                        [Exhibit D]

                        BEST QUARTER:         Q2 '96         +0.86%

                        WORST QUARTER:        Q1 '99         +0.58%

                        THE PORTFOLIO'S YEAR-TO-DATE TOTAL RETURN AS OF 9/30/00 WAS 2.62%.
                        --------------------------------------------------------

                        Average annual total return AS OF 12/31/99

                                                           Since inception

                               1 Year                         (12/1/95)
                        --------------------------------------------------------

                                2.70%                           3.03%

For the portfolio's current yield, call toll-free: 1-800-645-6561.



The Portfolios




<PAGE 11>

EXPENSES

Dreyfus BASIC Intermediate Municipal Bond Portfolio

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the following table. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                            $5.00

Account closeout fee*                                                   $5.00

Wire and TeleTransfer redemption fee                                    $5.00

Checkwriting charge                                                     $2.00
                        --------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.60%

Shareholder services fee                                                0.08%

Other expenses                                                          0.11%
                         -------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                               0.79%

Fee waiver and/or expense reimbursement                                (0.34%)
                         -------------------------------------------------------

NET OPERATING EXPENSES**                                                0.45%


**UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.


**THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2002.
                            ----------------------------------------------------



Expense example

1 Year                  3 Years                    5 Years                           10 Years

---------------------------------------------------------------------------------------------------------

$46                     $218                       $405                                $946


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. Net operating expenses are used in the one-year figure and the first year of the other figures.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: fees paid from your account and retained by the portfolio to help keep operating expenses lower.






<PAGE 12>

Dreyfus BASIC Municipal Bond Portfolio

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the following table. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                            $5.00

Account closeout fee*                                                   $5.00

Wire and TeleTransfer redemption fee                                    $5.00

Checkwriting charge                                                     $2.00
                        --------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.60%

Shareholder services fee                                                0.09%

Other expenses                                                          0.09%
                         -------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                               0.78%

Fee waiver and/or expense reimbursement                                (0.33%)
                         -------------------------------------------------------

NET OPERATING EXPENSES**                                                0.45%


**UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.


**THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2002.

                        --------------------------------------------------------



Expense example

1 Year                          3 Years                    5 Years                  10 Years
-----------------------------------------------------------------------------------------------------------

$46                             $216                       $401                      $935

                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. Net operating expenses are used in the one-year figure and the first year of the other figures.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: fees paid from your account and retained by the portfolio to help keep operating expenses lower.

The Portfolios




<PAGE 13>

EXPENSES (CONTINUED)

Dreyfus BASIC Municipal Money Market Portfolio

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the following table. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                            $5.00

Account closeout fee*                                                   $5.00

Wire and TeleTransfer redemption fee                                    $5.00

Checkwriting charge                                                     $2.00
                        --------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.50%

Shareholder services fee                                                0.05%

Other expenses                                                          0.05%
                        --------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                               0.60%

Fee waiver and/or expense reimbursement                                (0.15%)
                        --------------------------------------------------------

NET OPERATING EXPENSES**                                                0.45%

**UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.


**THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2002.
                        --------------------------------------------------------




Expense example

1 Year                             3 Years                    5 Years                  10 Years
-------------------------------------------------------------------------------------------------------------

$46                                $177                       $320                      $736


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. Net operating expenses are used in the one-year figure and the first year of the other figures.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: fees paid from your account and retained by the portfolio to help keep operating expenses lower.





<PAGE 14>

Dreyfus BASIC New Jersey Municipal Money Market Portfolio

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the following table. Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of fund assets, so their effect is included in the share price. The portfolio has no sales charge (load) or Rule 12b-1 distribution fees.
                        --------------------------------------------------------

Fee table

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                            $5.00

Account closeout fee*                                                   $5.00

Wire and TeleTransfer redemption fee                                    $5.00

Checkwriting charge                                                     $2.00
                        --------------------------------------------------------


ANNUAL PORTFOLIO OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.50%

Shareholder services fee                                                0.06%

Other expenses                                                          0.07%
                         -------------------------------------------------------

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                               0.63%

Fee waiver and/or expense reimbursement                                (0.18%)
                         -------------------------------------------------------

NET OPERATING EXPENSES**                                                0.45%


**UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.


**THE DREYFUS CORPORATION HAS AGREED TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE PORTFOLIO SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.45%. DREYFUS MAY TERMINATE THIS AGREEMENT UPON AT LEAST 90 DAYS' PRIOR NOTICE TO INVESTORS, BUT HAS COMMITTED NOT TO DO SO AT LEAST THROUGH JANUARY 1, 2002.
                        --------------------------------------------------------





Expense example

1 Year                             3 Years                    5 Years                           10 Years

-------------------------------------------------------------------------------------------------------------------

$46                                 $184                       $333                               $769


                        This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. Net operating expenses are used in the one-year figure and the first year of the other figures.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the portfolio and assisting in all aspects of the portfolio's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse the portfolio's distributor for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, custody, professional and registration fees.

SHAREHOLDER TRANSACTION FEE: fees paid from your account and retained by the portfolio to help keep operating expenses lower.

The Portfolios




<PAGE 15>

MANAGEMENT


The investment adviser for each portfolio is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $149 billion in over 190 mutual fund portfolios. For the past fiscal year, Dreyfus BASIC Intermediate Municipal Bond Portfolio, Dreyfus BASIC Municipal Bond Portfolio, Dreyfus BASIC Municipal Money Market Portfolio and Dreyfus BASIC New Jersey Municipal Money Market Portfolio each paid Dreyfus a management fee at the annual rate of 0.26%, 0.27%, 0.35% and 0.32%, respectively, of the portfolio's average daily net assets.

Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $540 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

Portfolio manager

Douglas J. Gaylor has been the primary portfolio manager of Dreyfus BASIC Intermediate Municipal Bond Portfolio and Dreyfus BASIC Municipal Bond Portfolio since he joined The Dreyfus Corporation in January 1996. From 1993 to the time he joined Dreyfus, Mr. Gaylor was a municipal portfolio manager at PNC Bank.





<PAGE 16>


The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) each has adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


The Portfolios

<PAGE 17>


FINANCIAL HIGHLIGHTS

The following tables describe each portfolio's performance for the fiscal periods indicated. "Total return" shows how much your investment in a portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young, LLP, whose report for each portfolio, along with each portfolio's financial statements, is included in the portfolio's annual report.


Dreyfus BASIC Intermediate Municipal Bond Portfolio

                                                                                 YEAR ENDED AUGUST 31,

                                                           2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                        12.88          13.56          13.25          12.83          12.95

Investment operations:

      Investment income -- net                                .62            .61            .63            .66            .65

      Net realized and unrealized
      gain (loss) on investments                              .17          (.58)            .47            .45          (.12)

Total from investment operations                              .79            .03           1.10           1.11            .53

Distributions:

      Dividends from investment
      income -- net                                         (.62)          (.61)          (.63)          (.66)          (.65)

      Dividends from net realized
      gain on investments                                   (.01)          (.10)          (.16)          (.03)             --

Total distributions                                         (.63)          (.71)          (.79)          (.69)          (.65)

Net asset value, end of period                              13.04          12.88          13.56          13.25          12.83

Total return (%)                                             6.36            .11           8.51           8.95           4.07
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                     .45            .45            .45            .24            .39

Ratio of net investment income
to average net assets (%)                                    4.86           4.55           4.68           5.07           5.01

Decrease reflected in above
expense ratios due to
actions by Dreyfus (%)                                        .34            .33            .36            .56            .46

Portfolio turnover rate (%)                                 40.46          60.65          15.38          64.65          54.99
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                      99,313        110,344         92,661         66,372         46,598





<PAGE 18>

Dreyfus BASIC Municipal Bond Portfolio


                                                                               YEAR ENDED AUGUST 31,

                                                           2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                        12.98          14.01          13.60          13.03          13.01

Investment operations:

      Investment income -- net                                .66            .66            .69            .74            .73

      Net realized and unrealized
      gain (loss) on investments                              .13          (.86)            .60            .66            .06

Total from investment operations                              .79          (.20)           1.29           1.40            .79

Distributions:

      Dividends from investment
      income -- net                                         (.66)          (.66)          (.69)          (.74)          (.72)

      Dividends from net realized
      gain on investments                                  (.00)*          (.17)          (.19)          (.09)          (.05)

Total distributions                                         (.66)          (.83)          (.88)          (.83)          (.77)

Net asset value, end of period                              13.11          12.98          14.01          13.60          13.03

Total return (%)                                             6.41         (1.63)           9.78          11.03           6.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                     .45            .45            .45            .26            .39

Ratio of net investment income
to average net assets (%)                                    5.22           4.79           4.97           5.50           5.52

Decrease reflected in above
expense ratios due to
actions by Dreyfus (%)                                        .33            .31            .36            .58            .52

Portfolio turnover rate (%)                                 58.05          87.54          43.39         101.27          59.23
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                     227,010        246,861        189,957        114,268         56,449


* AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

The Portfolios

<PAGE 19>


FINANCIAL HIGHLIGHTS (CONTINUED)

Dreyfus BASIC Municipal Money Market Portfolio


                                                                                  YEAR ENDED AUGUST 31,

                                                           2000           1999           1998           1997             1996
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                         1.00           1.00           1.00           1.00             1.00

Investment operations:

      Investment income -- net                               .034           .029           .033           .033             .034

Distributions:

      Dividends from investment
      income -- net                                        (.034)         (.029)         (.033)         (.033)           (.034)

Net asset value, end of period                               1.00           1.00           1.00           1.00             1.00

Total return (%)                                             3.47           2.90           3.31           3.31             3.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                     .45            .45            .45            .45              .38

Ratio of net investment income
to average net assets (%)                                    3.39           2.86           3.26           3.26             3.40

Decrease reflected in above
expense ratios due to
actions by Dreyfus (%)                                        .15            .15            .17            .15              .22
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                     490,964        609,532        615,469        683,562          804,257



<PAGE 20>


Dreyfus BASIC New Jersey Municipal Money Market Portfolio


                                                                                YEAR ENDED AUGUST 31,

                                                           2000           1999           1998           1997            1996(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                         1.00           1.00           1.00           1.00             1.00

Investment operations:

      Investment income -- net                               .033           .026           .030           .031             .025

Distributions:

      Dividends from investment
      income -- net                                        (.033)         (.026)         (.030)         (.031)           (.025)

Net asset value, end of period                               1.00           1.00           1.00           1.00             1.00

Total return (%)                                             3.32           2.62           3.01           3.17           3.38(2)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses
to average net assets (%)                                     .45            .45            .45            .36            .06(2)

Ratio of net investment income
to average net assets (%)                                    3.27           2.59           2.97           3.12           3.25(2)

Decrease reflected in above
expense ratios due to
actions by Dreyfus (%)                                        .18            .20            .19            .27            .68(2)
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                     122,340        111,946        118,622        136,553          100,248


(1)  FROM DECEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1996.

(2)  ANNUALIZED.

The Portfolios

<PAGE 21>


Your Investment

ACCOUNT POLICIES

Buying shares


YOU PAY NO SALES CHARGES to invest in a portfolio. Your price for portfolio shares is the net asset value per share (NAV), which is generally calculated at 12:00 noon Eastern time for the Money Market Portfolio and New Jersey Money Market Portfolio, and at the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) for the Intermediate Bond Portfolio and the Bond Portfolio, every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The Money Market Portfolio and New Jersey Money Market Portfolio use the amortized cost method of valuing securities. Investments for the Bond and Intermediate Bond portfolios are valued primarily on the basis of information furnished by an independent pricing service approved and supervised by the fund's board. Because the portfolios seek tax-exempt income, they are not recommended for purchase in IRAs or other qualified plans.
                        --------------------------------------------------------


Minimum investments

                                                Initial     Additional
                        --------------------------------------------------------

REGULAR ACCOUNTS                                $25,000     $1,000 (INCLUDING
                                                            FOR
                                                            TELETRANSFER
                                                            INVESTMENTS)

                        All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): a portfolio's share price on a given day. A portfolio's NAV is calculated by dividing the value of its net assets by the number of existing shares.

AMORTIZED COST: a method of valuing a money market fund's securities, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. This method of valuation is designed to permit each portfolio to maintain a stable NAV.





<PAGE 22>

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing portfolio shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


BEFORE SELLING OR WRITING A CHECK against shares recently purchased by check or TeleTransfer, please note that:

* if you send a written request to sell such shares, the portfolio may delay sending the proceeds (or selling the shares in the case of the Money Market Portfolio and the New Jersey Money Market Portfolio) for up to eight business days following the purchase of those shares

* the portfolio will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests, for up to eight business days following the purchase of those shares
                        --------------------------------------------------------


Limitations on selling shares by phone

Proceeds
sent by                                   Minimum       Maximum
                        --------------------------------------------------------

CHECK                                     NO MINIMUM    $250,000 PER DAY

WIRE                                      $5,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS

TELETRANSFER                              $1,000        $500,000 FOR JOINT
                                                        ACCOUNTS
                                                        EVERY 30 DAYS
                        --------------------------------------------------------

SHAREHOLDER TRANSACTION FEES

CHARGED IF YOUR ACCOUNT BALANCE IS LESS THAN

$50,000 AT THE TIME OF THE TRANSACTION

Exchange fee                                                           $5.00


Account closeout fee*                                                  $5.00


Wire and TeleTransfer redemption fee                                   $5.00


Checkwriting charge                                                    $2.00


*UNLESS BY EXCHANGE OR WIRE FOR WHICH A CHARGE APPLIES.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different  payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.





<PAGE 23>

ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND (EXCEPT AS NOTED BELOW) RESERVES THE RIGHT TO:


                        * refuse any purchase or exchange request that could adversely affect the portfolio or its operations, including, for the Intermediate Bond Portfolio and the Bond Portfolio, those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a portfolio within a calendar year)


* refuse any purchase or exchange request in excess of 1% of a portfolio's total assets (applies mainly to the Intermediate Bond Portfolio and the Bond Portfolio)

* change or discontinue its exchange privilege or temporarily suspend this privilege during unusual market conditions

*                      change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each portfolio also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect portfolio operations (for example, if it represents more than 1% of a portfolio's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, each portfolio charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and accounts opened through a financial institution.

If your account falls below $10,000 in the Money Market Portfolio or New Jersey Money Market Portfolio, or $5,000 in the Intermediate Bond Portfolio or Bond Portfolio, you may be asked to increase your balance. If it is still below the relevant minimum after 45 days, the portfolio may close your account and send you the proceeds.


<PAGE 24>


DISTRIBUTIONS AND TAXES

EACH PORTFOLIO USUALLY PAYS ITS SHAREHOLDERS DIVIDENDS from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your dividends and distributions will be reinvested in your portfolio unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

EACH PORTFOLIO ANTICIPATES THAT VIRTUALLY ALL OF ITS INCOME DIVIDENDS will be exempt from federal and, for the New Jersey Money Market Portfolio, New Jersey state income taxes. However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the portfolio and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
                        --------------------------------------------------------

Taxability of distributions

Type of                                    Tax rate for    Tax rate for

distribution                               15% bracket     28% bracket or above
                        --------------------------------------------------------

INCOME                                     GENERALLY       GENERALLY
DIVIDENDS                                  TAX EXEMPT      TAX EXEMPT

SHORT-TERM                                 ORDINARY        ORDINARY
CAPITAL GAINS                              INCOME RATE     INCOME RATE

LONG-TERM
CAPITAL GAINS                              10%             20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of portfolio shares, including through the checkwriting privilege, may generate a tax liability.

The table at right also can provide a guide for your potential tax liability when selling or exchanging portfolio shares. "Short-term capital gains" applies to portfolio shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment




<PAGE 25>

SERVICES FOR FUND INVESTORS

Dreyfus Dividend Sweep

FOR AUTOMATICALLY REINVESTING the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

Checkwriting privilege

YOU MAY WRITE REDEMPTION CHECKS against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the relevant portfolio. A fee also will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege


YOU CAN EXCHANGE SHARES WORTH $1,000 OR MORE from one Dreyfus fund into another. You are allowed only four exchanges out of a portfolio in a calendar year. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the relevant portfolio. You may be charged a sales load when exchanging into any fund that has one.





<PAGE 26>

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for TeleTransfer redemptions.


24-hour automated account access

YOU CAN EASILY MANAGE YOUR DREYFUS ACCOUNTS, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more -- when it's convenient for you -- by calling 1-800-645-6561.


Account statements

EVERY DREYFUS INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

THROUGH A NATIONWIDE NETWORK of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

EXPERIENCED FINANCIAL CONSULTANTS can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.

Your Investment

<PAGE 27>


 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: The Dreyfus Family of Funds P.O. Box 105, Newark, NJ 07101-0105


           By Telephone

   WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   *   ABA# 021000018

   *   Dreyfus BASIC Intermediate
Municipal Bond Portfolio DDA# 8900088451

   *   Dreyfus BASIC Municipal Bond Portfolio
DDA# 8900088443

   *   Dreyfus BASIC Municipal
Money Market Portfolio DDA# 8900208767

   *   Dreyfus BASIC New Jersey Municipal Money Market Portfolio DDA# 890027992

   * your Social Security or tax ID number

   * name(s) of investor(s)

   Call us to obtain an account number. Return your application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

*  ABA# 021000018

*  Dreyfus BASIC Intermediate
Municipal Bond Portfolio DDA# 8900088451

*  Dreyfus BASIC Municipal Bond Portfolio
DDA# 8900088443

*  Dreyfus BASIC Municipal
Money Market Portfolio DDA# 8900208767

*  Dreyfus BASIC New Jersey Municipal Money Market Portfolio DDA# 8900279923

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK  Same as wire, but insert "1111" before your account number.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.

           Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the forms along with any other required materials.

           Via the Internet

   COMPUTER Visit the Dreyfus Web site http://www.dreyfus.com and follow the instructions to download an account application.









<PAGE 28>

TO SELL SHARES

Write a redemption check OR write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name and share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Family of Funds P.O. Box 9671, Providence, RI 02940-9671

  To reach Dreyfus, call toll free in the U.S.

  1-800-645-6561

  Outside the U.S. 516-794-5452

  Make checks payable to:

  THE DREYFUS FAMILY OF FUNDS

  You also can deliver requests to any Dreyfus Financial Center. Because processing time may vary, please ask the representative when your account will be credited or debited.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $5,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

WIRE Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TELETRANSFER Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

CHECK Call us to request your transaction. A check will be sent to the address of record.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

Your Investment



<PAGE 29>

For More Information

                        Dreyfus BASIC Intermediate Municipal Bond Portfolio

                        Dreyfus BASIC Municipal Bond Portfolio

                        Dreyfus BASIC Municipal Money Market Portfolio

                        Dreyfus BASIC New Jersey Municipal Money Market Porfolio

                        (each a series of Dreyfus BASIC Municipal Fund, Inc.)
                        ----------------------------

                        SEC file number:  811-6377

                        More information on these portfolios is available free upon request, including the following:

                        Annual/Semiannual Report

                        Describes each portfolio's performance, lists portfolio holdings and contains a letter from the portfolio's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the portfolio's performance during the last fiscal year

                        Statement of Additional Information (SAI)

                        Provides more details about each portfolio and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com


ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:


      SEC
      http://www.sec.gov

      DREYFUS
      http://www.dreyfus.com


You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation                                BMBP0101




-------------------------------------------------------------------
                       DREYFUS BASIC MUNICIPAL FUND, INC.
               DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO
                     DREYFUS BASIC MUNICIPAL BOND PORTFOLIO
                 DREYFUS BASIC MUNICIPAL MONEY MARKET PORTFOLIO
            DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                                 JANUARY 1, 2001

-------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC Intermediate Municipal Bond Portfolio ("Intermediate Bond Portfolio"), Dreyfus BASIC Municipal Bond Portfolio ("Bond Portfolio"), Dreyfus BASIC Municipal Money Market Portfolio ("Money Market Portfolio"), and Dreyfus BASIC New Jersey Municipal Money Market Portfolio ("New Jersey Portfolio") (each, a "Portfolio") of Dreyfus BASIC Municipal Fund, Inc. (the "Fund"), dated January 1, 2001, as it may be revised from time to time. To obtain a copy of the Portfolios' Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                Call Toll Free 1-800-645-6561
                In New York City -- Call 1-718-895-1206
                Outside the U.S. -- Call 516-794-5452

      Each Portfolio's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                 Page

Description of the Fund and Portfolios...........................3
Management Of The Fund...........................................24
Management Arrangements..........................................30
Shareholder Services Plan........................................27
How to Buy Shares................................................33
How to Redeem Shares.............................................35
Shareholder Services.............................................38
Determination Of Net Asset Value.................................40
Dividends, Distributions And Taxes...............................41
Portfolio Transactions...........................................44
Performance Information..........................................45
Information About the Fund and Portfolios........................42
Counsel and Independent Auditors.................................50
Appendix A.......................................................51
Appendix B.......................................................54

                     DESCRIPTION OF THE FUND AND PORTFOLIOS

      The Fund is a Maryland corporation that commenced operations on December 16, 1991. The Fund is an open-end management investment company, known as a mutual fund.

      The Dreyfus Corporation (the "Manager") serves as each Portfolio's investment adviser.


      Dreyfus Service Corporation (the "Distributor") is the distributor of each Portfolio's shares.


Certain Portfolio Securities

      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus.


      Municipal Obligations. Each Portfolio will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. The Intermediate Bond Portfolio and Bond Portfolio (each, a "Longer Term Portfolio") may purchase Municipal Obligations with interest rates that are determined by formulas under which the rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations purchased by a Longer Term Portfolio are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

      Under normal circumstances, the New Jersey Portfolio will invest at least 65% of the value of its net assets in Municipal Obligations issued by the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from New Jersey, as well as Federal, income taxes (collectively, "New Jersey Municipal Obligations"). To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the New Jersey Portfolio, the New Jersey Portfolio will invest temporarily in Municipal Obligations exempt from Federal, but not New Jersey, income taxes.


      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

      Certain Tax Exempt Obligations. Each Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals, which for the Money Market Portfolio and New Jersey Portfolio (each, a "Short Term Portfolio") will not exceed 13 months, and in each case will be upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit each Portfolio to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to securities in which a Portfolio invests could cause losses to the Portfolio and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Portfolio will meet the quality criteria established for its purchase of Municipal Obligations.


      Tax Exempt Participation Interests. Each Portfolio may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, and, in the case of the Short Term Portfolios, will have remaining maturities of 13 months or less. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Portfolio's intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Short Term Portfolios will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with a Short Term Portfolio providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by such Short Term Portfolio. Certain lease obligations may be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully each Portfolio's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of the potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider (a) whether the lease can be cancelled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. Accordingly, not more than 15% of the value of the net assets of a Longer Term Portfolio and not more than 10% of the value of the net assets of a Short Term Portfolio will be invested in lease obligations that are illiquid and in other illiquid securities.


      Tender Option Bonds. Each Portfolio may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Portfolios, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.


      Neither Short Term Portfolio will purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable by such Portfolio within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable by the Portfolio no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects (i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, a Short Term Portfolio will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects,
(x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Short Term Portfolios will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. Each Short Term Portfolio otherwise will comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the particular Short Term Portfolio would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the security would be sold as soon as would be practicable.

      A Longer Term Portfolio will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Portfolio. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      Custodial Receipts. (Longer Term Portfolios only) Each Longer Term Portfolio may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities typically fluctuates more than the value of a Municipal Obligation of comparable quality and maturity which would increase the volatility of the net asset value of the Longer Term Portfolio investing in such securities. These custodial receipts are sold in private placements. Each Longer Term Portfolio also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or a floor.


      Stand-By Commitments. Each Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Portfolio obligates a broker, dealer or bank to repurchase, at the Portfolio's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. Each Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes. Each Portfolio may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Longer Term Portfolios also may acquire call options on specific Municipal Obligations. A Longer Term Portfolio generally would purchase these call options to protect it from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Longer Term Portfolio of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Portfolio. The New Jersey Portfolio will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax.


      Ratings of Municipal Obligations. At least 65% of the value of each Longer Term Portfolio's net assets will consist of Municipal Obligations which, in the case of bonds, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Duff & Phelps ("Fitch" and, together with Moody's and S&P, the "Rating Agencies") or, if unrated, deemed to be of comparable quality by the Manager. Each Longer Term Portfolio may invest up to 35% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than A by the Rating Agencies and as low as the lowest rating assigned by a Rating Agency. Each Longer Term Portfolio may invest in short-term Municipal Obligations which are rated in the two highest rating categories by a Rating Agency. Although there is no current intention of doing so, each Longer Term Portfolio may invest in Municipal Obligations rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such Rating Agencies and indicates that the Municipal Obligation is in default and interest and/or repayment of principal is in arrears.


      Each Short Term Portfolio may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two Rating Agencies (or one Rating Agency if the instrument was rated by only one Rating Agency) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board.


      The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended August 31, 2000, in each case computed on a monthly basis, was as follows:


  Fitch     or    Moody's   or     S&P     Percentage of Value
  -----           -------          ---
                                           ---------------------
                                              Bond    Intermediate
                                           Portfolio  Bond Portfolio


F1+/F1          MIG 1/VMIG      SP-1+/SP-1,   2.8%       2.6%
                1,
AAA/AA          Aaa/Aa          AAA/AA       61.2%      56.1%
AA              Aa              AA           19.7%      13.3%
A               A               A             3.9%      18.2%
BBB             Baa             BBB          10.3%       6.7%
BB              Ba              BB            -          0.6%
B               B               B             -          -
Not Rated       Not Rated       Not Rated     2.1%(1)    2.5%(2)

                                            100.0%     100.0%


(1) Included in the Not Rated category are securities comprising 2.1% of the Bond Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated as follows:
      Baa/BBB (1.7%) and Ba/BB (.4%).


(2) Included in the Not Rated category are securities comprising 2.5% of the Intermediate Bond Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities rated as follows: Aaa/AAA (.1%) and Baa/BBB (2.4%).


(3) Included in the Not Rated category are securities comprising 1.7% of the Money Market Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.


(4) Included in the Not Rated category are securities comprising 9.4% of the New Jersey Portfolio's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.


  Fitch     or    Moody's   or     S&P     Percentage of Value
  -----           -------          ---
                                           ---------------------
                                           Money      New
                                           Market     Jersey
                                           Portfolio  Portfolio


F1+/F1          MIG 1/VMIG      SP-1+/SP-1,  93.2%      78.1%
                1,

                P-1             A-1+/A1

AAA/AA          Aaa/Aa          AAA/AA        5.1%      12.5%
AA              Aa              AA            -          -
A               A               A             -          -
BBB             Baa             BBB           -          -
BB              Ba              BB            -          -
B               B               B             -          -
Not Rated       Not Rated       Not Rated     1.7%(3)    9.4%(4)

                                            100.0%     100.0%

      If, subsequent to being purchased by a Short Term Portfolio, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Fund's Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause a Short Term Portfolio to take such action as it determines is in the best interest of a Short Term Portfolio and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions. Subsequent to being purchased by a Longer Term Portfolio, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require the sale of such Municipal Obligations by a Longer Term Portfolio, but the Manager will consider such event in determining whether the Portfolio should continue to hold the Municipal Obligations.


      To the extent the ratings by a Rating Agency for Municipal Obligations may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for Portfolio investments in accordance with the relevant Portfolio's investment policies described in its Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      Zero Coupon, Pay-In-Kind and Step-Up Securities. (Longer Term Portfolios only) Each Longer Term Portfolio may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile than the market prices of securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. In addition, unlike bonds which pay interest throughout the period to maturity, the Portfolio will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Each Longer Term Portfolio may invest up to 5% of its assets in zero coupon bonds and pay-in-kind bonds which are rated below investment grade. See "Dividends, Distributions and Taxes."


      Illiquid Securities. Each Longer Term Portfolio may invest up to 15% and each Short Term Portfolio may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Portfolio investing in such securities is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.


      Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Portfolio may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by a Portfolio that are attributable to income earned by such Portfolio from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of a Portfolio's net assets be invested in Taxable Investments. If a Short Term Portfolio purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments. When the New Jersey Portfolio has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the New Jersey Portfolio, in excess of 35% of the New Jersey Portfolio's net assets may be invested in securities that are not exempt from State of New Jersey income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of a Portfolio's total assets will be invested in any one category of Taxable Investments.


      Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

      Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

      Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

      Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of $1 billion. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

      Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


      In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will segregate, securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission to be loans by the Portfolio that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a Portfolio will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.


Investment Techniques

      The following information supplements (except as noted) and should be read in conjunction with the relevant Portfolio's Prospectus. A Portfolio's use of certain of the investment techniques described below may give rise to taxable income.


      Borrowing Money. Each Longer Term Portfolio and the New Jersey Portfolio is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Longer Term Portfolio and the New Jersey Portfolio currently intends to, and the Money Market Portfolio may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments.


      Derivatives. (Longer Term Portfolios only) Each Longer Term Portfolio may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Portfolio to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Longer Term Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance.

      If a Longer Term Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      Although neither Longer Term Portfolio will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. A Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Longer Term Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. Each Longer Term Portfolio may enter into futures contracts in U.S. domestic markets. Engaging in these transactions involves risk of loss to a Portfolio which could adversely affect the value of the Portfolio's net assets. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.


      Successful use of futures and options with respect thereto by a Longer Term Portfolio also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements, in which case the Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Longer Term Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.

Specific Futures Transactions. Each Longer Term Portfolio may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. Each Longer Term Portfolio may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options with respect to interest rate futures contracts. A Longer Term Portfolio may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by a Longer Term Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Longer Term Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Longer Term Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      Successful use by a Longer Term Portfolio of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Portfolio may incur losses.


      Future Developments. (Longer Term Portfolios only) Each Longer Term Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by a Longer Term Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for such Portfolio. Before entering into such transactions or making any such investment, appropriate disclosure will be provided in the Longer Term Portfolios' Prospectus or this Statement of Additional Information.



      Lending Portfolio Securities. (Longer Term and New Jersey Portfolios only) Each Longer Term Portfolio and the New Jersey Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Portfolio an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of a Portfolio's total assets, and the Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Portfolio at any time upon specified notice. A Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio. In connection with its securities lending transactions, a Portfolio may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The New Jersey Portfolio currently does not intend to lend portfolio securities.


      Short Selling. (Longer Term Portfolios only) Each Longer Term Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively.


      A Portfolio will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of such Portfolio's net assets. A Portfolio may not make a short sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

      Each Longer Term Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Neither Longer Term Portfolio will at any time have more than 15% of the value of its net assets in deposits on short sales against the box.

      Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.


      Forward Commitments. Each Portfolio may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make payment until it receives delivery from the counterparty. The Portfolio will commit to purchase such securities only with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments.


      Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when a Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Certain Investment Considerations and Risks


      General. The Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Portfolio shares. Because charges may apply to redemptions and exchanges of Portfolio shares, and because the number of exchanges permitted is limited, the Fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions.


      Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain securities that may be purchased by a Longer Term Portfolio, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Each Short Term Portfolio seeks to maintain a stable $1.00 share price, while the net asset value of each Longer Term Portfolio generally will not be stable and should fluctuate based upon changes in the value of its respective portfolio securities. Securities in which a Longer Term Portfolio invests may earn a higher level of current income than certain shorter-term or higher quality securities which generally have greater liquidity, less market risk and less fluctuation in market value.



      Investing in Municipal Obligations. Each Portfolio may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state. As a result, each Portfolio may be subject to greater risk as compared to a comparable fund that does not follow this practice.


      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Portfolio and thus reduce the available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Portfolio. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Portfolio so as to adversely affect its shareholders, such Portfolio would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Portfolio would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.


      Investing in New Jersey Municipal Obligations. (New Jersey Portfolio only) Since the New Jersey Portfolio is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Portfolio may involve greater risk than investments in certain other types of funds. You should consider carefully the special risks inherent in the Portfolio's investment in New Jersey Municipal Obligations. You should review the information in "Appendix A" which provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Obligations.

      Lower Rated Securities. (Longer Term Portfolios only) Each Longer Term Portfolio may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, rated Ba by Moody's or BB by S&P or Fitch, or as low as the lowest rating assigned by a Rating Agency (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. Each Longer Term Portfolio will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


      You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Longer Term Portfolio's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.


      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.


      Each Longer Term Portfolio may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. Neither Portfolio has any arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.


      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which each Longer Term Portfolio may invest up to 5% of its total assets. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

      Non-Diversified Status. Each Portfolio's classification as a "non-diversified" investment company means that the proportion of a Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect of 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of each Portfolio's assets may be invested in the securities of a limited number of issuers or industries, the Portfolios may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter each Portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.


      Simultaneous Investments. Investment decisions for each Portfolio are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by it.

Investment Restrictions

      Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, the Portfolios have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

      Money Market Portfolio only. The Money Market Portfolio has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board members at any time. The Money Market Portfolio may not:

      1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus for the Portfolio.

      2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments.

      3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

      4.   Sell securities short or purchase securities on margin.

      5. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

      6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein.

      7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus for the Portfolio.

      8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      9. Invest in companies for the purpose of exercising control.

      10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

                               * * *

      Intermediate Bond Portfolio, Bond Portfolio and New Jersey Portfolio. Each of the Longer Term Portfolios and the New Jersey Portfolio has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed, as to a Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of such Portfolio's outstanding voting shares. Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Fund's Board members at any time. None of these Portfolios may:

      1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Portfolio's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Portfolio from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Portfolio may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

      7. Purchase securities on margin, but the Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Portfolio's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Purchase, sell or write puts, calls or combinations thereof, except as described in the Portfolio's Prospectus and Statement of Additional Information.

      12. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature as described in the Portfolio's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% (10% in the case of the New Jersey Portfolio) of its net assets would be so invested.

      13. Invest in companies for the purpose of exercising control.

                               * * *

      For purposes of Investment Restriction No. 8 with respect to the Money Market Portfolio, and Investment Restriction No. 1 with respect to each other Portfolio, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Portfolios. The Board approves all significant agreements between the Fund, on behalf of the Portfolios, and those companies that furnish services to the Portfolios. These companies are as follows:



      The Dreyfus Corporation..............Investment Adviser
      Dreyfus Service Corporation..........Distributor
      Dreyfus Transfer, Inc................Transfer Agent
      The Bank of New York.................Custodian


      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage, and encryption of data across cable, wireless and all modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 31, 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID W. BURKE, Board Member. Board member of various funds in the Dreyfus
      Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the United States Information Agency, from August 1994 to November 1998. From August 1994 to December 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 64 years old and his address is Box 654, Eastham, Massachusetts 02642.

SAMUEL CHASE, Board Member. Retired. From 1982 to 1996, Mr. Chase was President of Samuel Chase & Company, Ltd., an economic consulting firm. He is 68 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.

GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 59 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member. Senior Vice President of the William Morris Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House-Adult Trade Division; from September 1985 to September 1987, President of Simon and Schuster-Trade Division. She is 58 years old and her address is 1325 Avenue of the Americas, New York, New York 10019.

ARNOLD S. HIATT, Board Member. Chairman of The Stride Rite Foundation. From
      1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 73 years old and his address is 400 Atlantic Avenue, Boston, Massachusetts 02110.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack Management
      Company, a real estate management company managing real estate in the New York City area. He is 50 years old and his address is 18 East 64th Street, New York, New York 10021.


      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.


      The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended August 31, 2000, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of which is set forth in parenthesis next to each Board member's total compensation)* for the year ended December 31, 1999, was as follows:



                          Aggregate        Total Compensation From
 Name of Board Member     Compensation     Fund and Fund Complex
                          From Fund**      Paid to Board Member

Joseph S. DiMartino       $2,813           $642,177 (189)

David W. Burke            $2,250           $228,500 (62)

Samuel Chase              $2,000           $ 53,500 (12)

Gordon J. Davis           $2,250           $ 89,625 (29)

Joni Evans                $2,250           $ 42,250 (12)

Arnold S. Hiatt           $2,250           $ 45,000 (12)

Burton N. Wallack         $2,250           $ 49,750 (12)

---------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Portfolios, for which the Board member serves.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,007 for all Board members as a group.


Officers of the Fund


STEPHEN E. CANTER, President. President, Chief Operating Officer, Chief
      Investment Officer and a director of the Manager, and an officer of 92 other investment companies (comprised of 179 portfolios) managed by the Manager. Mr. Canter also is a Director or Executive Committee Member of other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 55 years old.

MARK N. JACOBS, Vice President. Vice President, Secretary and General Counsel of the Manager, and an officer of 105 other investment companies (comprised of 192 portfolios) managed by the Manager. He is 54 years old.

JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of 105 other investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old.

JOHN B. HAMMALIAN, Secretary. Associate General Counsel of the Manager, and an officer of 35 other investment companies (comprised of 38 portfolios) managed by the Manager. He is 37 years old.

STEVEN F. NEWMAN, Assistant Secretary. Associate General Counsel and Assistant
      Secretary of the Manager, and an officer of 105 other investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old.

MICHAEL A. ROSENBERG, Assistant Secretary. Associate General Counsel of the
      Manager, and an officer of 92 other investment companies (comprised of 179 portfolios) managed by the Manager. He is 40 years old.

MICHAEL CONDON, Assistant Treasurer. Senior Treasury Manager of the Manager, and an officer of 32 other investment companies (comprised of 70 portfolios) managed by the Manager. He is 38 years old.

GREGORY S. GRUBER, Assistant Treasurer. Senior Accounting Manager - Municipal
      Bond Funds of the Manager, and an officer of 41 other investment companies (comprised of 55 portfolios) managed by the Manager. He is 41 years old.


      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of each Portfolio's shares outstanding on November 30, 2000.

      As of November 30, 2000, the following shareholders were know by the Fund to own of record 5% or more of the outstanding voting securities of the Bond
Portfolio:

   National Investors Services Corp
   For the Exclusive Benefit of our Customers
   55 Water Street 32nd Floor
   New York, NY 10041-3299                     6.32% of Shares

      As of November 30, 2000, the following shareholders were know by the Fund to own of record 5% or more of the outstanding voting securities of the New Jersey Portfolio:

   Lee Bordes & John Bordes TTEES
   EST of Peter Bordes
   C/O Greater Media INC 2
   Kennedy Blvd. #3rd
   East Brunswick, NJ 08816-1248               6.89 % of Shares

                             MANAGEMENT ARRANGEMENTS


      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.


      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Fund. As to each Portfolio, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Portfolio, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of such Portfolio's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act).


      The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President--Product Development; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages each Portfolio's investments in accordance with the stated policies of the Portfolio, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Joseph Irace, Colleen Meehan, W. Michael Petty, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.


      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to each Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of each Short Term Portfolio's average daily net assets, and 0.60% of the value of each Longer Term Portfolio's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended August 31, 1998, 1999 and 2000, the management fees payable, reduction in fee and net fees paid by the Fund were as follows:




             Portfolio               Management Fee Payable              Reduction in Fee             Net Fees Paid by Portfolio
                             1997         1998       1999        1997         1998       1999       1997       1998         1999

Money Market Portfolio    $3,735,343  $3,194,542  $3,105,954   $1,155,582  $1,101,681  $917,721   $2,579,761  $2,092,861  $2,188,233
Intermediate Bond
Portfolio                 $  350,994  $  469,348  $  609,789   $  328,180  $  278,376  $339,691   $   22,814  $  190,972  $  270,098
Bond Portfolio            $  496,223  $  913,973  $1,368,389   $  482,224  $  541,467  $716,594   $   13,999  $  372,506  $  651,795
New Jersey Portfolio      $  608,537  $  642,288  $  579,189   $  324,583  $  247,828  $231,113   $  283,954  $  394,460  $  348,076





      As to each Portfolio, the Manager has agreed that if in any fiscal year the aggregate expenses of such Portfolio, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Portfolio's net assets increases.


      Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Portfolio's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.


      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Portfolio and the payment of dividends and distributions payable by the Portfolio. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, acts as the custodian of each Portfolio's investments. The Custodian has no part in determining the investment policies of any Portfolio or which securities are to be purchased or sold by a Portfolio. Under a custody agreement with the Fund, the Custodian holds each Portfolio's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Portfolio's assets held in custody and receives certain securities transactions charges.

                            SHAREHOLDER SERVICES PLAN


      The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund, with respect to each Portfolio, reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of each Portfolio's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.


      A quarterly report of the amounts expended under the Plan, with respect to each Portfolio, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time with respect to each Portfolio by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.


      For the fiscal year ended August 31, 2000, the Money Market Portfolio paid $281,205, the Intermediate Bond Portfolio paid $79,275, the Bond Portfolio paid $205,918 and the New Jersey Portfolio paid $75,286 under the Plan.


                                HOW TO BUY SHARES

      General. Portfolio shares are sold without a sales charge. You may be charged a fee if you effect transactions in Portfolio shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that any Portfolio be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.

      The minimum initial investment is $25,000 for each Short Term Portfolio and $10,000 for each Longer Term Portfolio. Subsequent investments in each Portfolio must be at least $1,000. The initial investment must be accompanied by the Account Application.

      Shares of each Short Term Portfolio are sold on a continuous basis as the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

      The net asset value per share of each Short Term Portfolio is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the specific Short Term Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of such Portfolio's shares outstanding. See "Determination of Net Asset Value."

      If your payments for shares of a Short Term Portfolio are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

      Qualified institutions may telephone orders for purchase of a Short Term Portfolio's shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Portfolio shares declared on that day, if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.


      Shares of each Longer Term Portfolio are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. The net asset value per share of each Longer Term Portfolio is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining the net asset value of each Longer Term Portfolio, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the specific Longer Term Portfolio's net assets (i.e., the value of its assets less liabilities) by the total number of such Portfolio's shares outstanding. See "Determination of Net Asset Value."


      Using Federal Funds. (Short Term Portfolios only) The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If you are a customer of a securities dealer, bank or other financial institution and your order to purchase shares of a Short Term Portfolio is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order. The order is effective only when so converted and received by the Transfer Agent. If you have sufficient Federal Funds or a cash balance in your brokerage account with a securities dealer, bank or other financial institution, your order to purchase Short Term Portfolio shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Federal holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Portfolio shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

      Reopening an Account. You may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                              HOW TO REDEEM SHARES


      General. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Portfolio shares by check or by Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds (or redeeming such shares in the case of a Short Term Portfolios), for up to eight business days after the purchase of such shares. In addition, the Fund will not honor checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption of shares of a Short Term Portfolios is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.


      Transaction Fees. You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of a Portfolio or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee may apply; however, the Fund will waive the account closeout fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Securities dealers, banks, and other financial institutions may charge their clients a fee for effecting redemptions of Portfolio shares.


      Checkwriting Privilege. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $1,000 or more. Your account will be charged $2.00 for each Check you write; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.


      The Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check, plus any applicable charges, is greater than the value of the shares in your account, the Check will be returned marked insufficient funds and you may be subject to extra charges. Checks should not be used to close an account.


      This Privilege will be terminated immediately, without notice, with respect to any account in a Longer Term Portfolio which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. You will be charged a $5.00 fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. Ordinarily, the Fund will initiate payment for shares of a Short Term Portfolio redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, and with respect to all Longer Term Portfolio shares redeemed pursuant to this Privilege, the Fund will initiate payment on the next business day. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      If you have access to telegraphic equipment, you may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                            Transfer Agent's
         Transmittal Code                   Answer Back Sign

              144295                        144295 TSSG PREP

      If you do not have direct access to telegraphic equipment, you may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. You should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      Dreyfus TeleTransfer Privilege. You should be aware that if you also have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. You will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Portfolio, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                              SHAREHOLDER SERVICES


      Fund Exchanges. You may purchase up to four times per calendar year, in exchange for shares of a Portfolio, shares of other Portfolios or shares of certain other funds managed or administered by the Manager or Founders Asset Management LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. Shares of other Portfolios or other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


      A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

      B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

      D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. You will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.


      Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Portfolio in shares of another Portfolio or fund in the Dreyfus Family of Funds or a fund advised by Founders of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


      A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

      B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

      C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

      D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

                 DETERMINATION OF NET ASSET VALUE

      Amortized Cost Pricing. (Short Term Portfolios only) The valuation of each Short Term Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

      The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Short Term Portfolios' investors, procedures reasonably designed to stabilize each Portfolio's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of each Short Term Portfolio's portfolio holdings by the Fund's Board at such intervals as it deems appropriate, to determine whether such Portfolio's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values each Short Term Portfolio's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

      The extent of any deviation between a Short Term Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2%, the Fund's Board will consider what actions, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


      Valuation of Portfolio Securities. (Longer Term Portfolios only) The investments of each Longer Term Portfolio are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Portfolio's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by a Portfolio if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Portfolio shares.


      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that each Portfolio qualified as a "regulated investment company" under the Code for the fiscal year ended August 31, 2000. Each Portfolio intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, a Portfolio will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements. If a Portfolio did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      Each Portfolio ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Dividends usually are paid on the last business day (calendar day in the case of each Short Term Portfolio) of each month and are automatically reinvested in additional Portfolio shares at net asset value or, at your option, paid in cash. The Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day in the case of each Short Term Portfolio and on the next business day in the case of each Longer Term Portfolio. With respect to each Longer Term Portfolio, Portfolio shares begin earning income dividends on the day following the date of purchase. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Portfolio shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


      Management of the Fund believes that the New Jersey Portfolio has qualified as a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting the New Jersey Portfolio a "qualified investment fund" are that (i) the Portfolio is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Portfolio has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

      If the New Jersey Portfolio continues to qualify as a qualified investment fund and complies with its reporting obligations, (a) dividends and distributions by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the New Jersey Portfolio as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Portfolio shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the New Jersey Portfolio are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Portfolio may represent taxable income.


      In the case of a Short Term Portfolio's shares redeemed in connection with any transaction fees, a shareholder will recognize a capital loss in the amount of the fee paid. In the case of Longer Term Portfolio's shares redeemed in connection with any transaction fees, such fees will either decrease a capital gain or increase a capital loss realized in such disposition. In general, such loss will be treated as a short-term capital loss if the shares were held for one year or less, or, in the case of shares held for greater than one year, a long-term capital loss.


      In the case of the Longer Term Portfolios, any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Longer Term Portfolios from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of a Longer Term Portfolio's taxable year will be treated as sold for their fair market value, resulting in additional gain or loss to the Longer Term Portfolio characterized as described above.

      Offsetting positions held by a Longer Term Portfolio involving certain futures and options transactions may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Portfolio may constitute "mixed straddles." The Portfolio may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


      Investment by the Longer Term Portfolio in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon securities and pay-in-kind bonds, could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, a Longer Term Portfolio could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualifications as a regulated investment company. In that case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.


                             PORTFOLIO TRANSACTIONS


      Portfolio securities ordinarily are purchased from and sold to parties acting as principal. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by a Portfolio for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by any Portfolio to date.


      Transactions are allocated to various dealers by a Portfolio's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Portfolios or other funds advised by the Manager or its affiliates.


      Research services furnished by brokers through which a Portfolio effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising a Portfolio. Although it is not possible to place a dollar value on these services, it is the Manager's opinion that the receipt and study of such services should not reduce the overall expenses of its research department.


                             PERFORMANCE INFORMATION


      Money Market Portfolio. For the seven-day period ended August 31, 2000, the Money Market Portfolio's yield was 3.85%, and its effective yield was 3.92%. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, without which such yields would have been 3.69% and 3.76%, respectively.

      Based upon the highest 2000 Federal income tax rate of 39.60%, the Money Market Portfolio's tax equivalent yield for the seven-day period ended August 31, 2000 was 6.37%. Without the above-referenced fee waiver in effect such tax-equivalent yield would have been 6.11%.

      New Jersey Portfolio. For the seven-day period ended August 31, 2000, the New Jersey Portfolio's yield was 3.61% and effective yield was 3.67%. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, without which such yields would have been 3.43% and 3.49%, respectively.

      Based upon the highest combined 2000 Federal and New Jersey income tax rate of 43.45%, the New Jersey Portfolio's tax equivalent yield for the seven-day period ended August 31, 2000 was 6.38%. Without the above-referenced fee waiver in effect such tax-equivalent yield would have been 6.07%.

      Longer Term Portfolios. The Intermediate Bond Portfolio's 30-day yield for the period ended August 31, 2000 was 4.65%. The Bond Portfolio's 30-day yield for the period ended August 31, 2000 was 5.19%. These yields reflect the waiver of a portion of the management fee and/or the absorption of certain expenses by the Manager, without which such yields would have been 4.32% and 4.84%, respectively.

      Based upon the highest 2000 Federal income tax rate of 39.60%, the Intermediate Bond Portfolio's and Bond Portfolio's tax equivalent 30-day yield for the period ended August 31, 2000 was 7.70% and 8.59%, respectively. Without the above-referenced fee waiver in effect such tax equivalent yield would have been 7.15% and 8.01%, respectively.

      For the one- and five-year periods ended August 31, 2000 and for the period May 4, 1994 (commencement of operations) through August 31, 2000, the average annual total return of the Intermediate Bond Portfolio was 6.36%, 5.55% and 6.16%, respectively. For the one- and five-year periods ended August 31, 2000 and for the period May 6, 1994 (commencement of operations) through August 31, 2000, the average annual total return of the Bond Portfolio was 6.41%, 6.26% and 6.93%, respectively. During the period, the Manager waived receipt of the management fee and/or absorbed certain Portfolio expenses, without which returns would have been lower.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


      For the period from the Intermediate Bond Portfolio's commencement of operations (May 4, 1994) through August 31, 2000, the total return of the Portfolio was 46.01%. For the period from the Bond Portfolio's commencement of operations (May 6, 1994) through August 31, 2000, the total return of the Portfolio was 52.75%, respectively. During the period, the Manager waived receipt of the management fee and/or absorbed certain Portfolio expenses, without which returns would have been lower.


      Total return is calculated by subtracting the amount of the Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


      Computation of Yield. Current yield for a Short Term Portfolio is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Portfolio account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Portfolio's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


      Current yield for a Longer Term Portfolio is computed pursuant to a formula which operates as follows: the amount of the Portfolio's expenses accrued for a 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by it during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      All Portfolios. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Portfolio that is not tax exempt.

      The tax equivalent yield noted above represents the application of the highest Federal marginal personal income tax rate presently in effect. The tax equivalent figure, however, does not include the potential effect of any state (except with respect to the New Jersey Portfolio) or local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in a Portfolio is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which a Portfolio's price per share is determined.

      From time to time, a Portfolio may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Portfolio's past or future performance.


      Comparative performance information may be used from time to time in advertising or marketing a Portfolio's shares, including data from Wiesenberger/Thomson Financial Investment, Lipper Analytical Services, Inc., Bank Rate Monitor(TM), IBC's Money Fund Report(TM), Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other indices and industry publications. From time to time, advertising materials for a Portfolio also may refer to or discuss then, current or past economic conditions, developments, and/or events, to actual or proposed legislation or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. From time to time, advertising materials for a Portfolio may refer to Morningstar, Inc. ratings and related analysis supporting the ratings. In addition, advertising materials for a Portfolio may, from time to time include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


             INFORMATION ABOUT THE FUND AND PORTFOLIOS

      Each Portfolio share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Portfolio shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholders of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.


      To date, the Board has authorized the creation of four Portfolios. All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio are treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new Portfolios without shareholder approval.

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.


      With respect to the Longer Term Portfolios only, each of these Portfolios is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Portfolio's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Portfolio during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund's management, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets). If an exchange request is refused, the Fund will take no other action with respect to the Portfolio shares until it receives further instructions from the investor. A Portfolio may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Portfolio. The Fund's policy on excessive trading applies to investors who invest in a Portfolio directly or through financial intermediaries, but does not apply to the Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Portfolio's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      To offset the relatively higher costs of servicing smaller accounts, the Fund charges regular accounts with balances below $2,000 (which have not been redeemed by the Fund) an annual account fee of $12. The valuation of accounts and the imposition of the fee will occur during the fourth quarter of each calendar year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts, accounts participating in automatic investment programs or accounts opened by a securities dealer, bank or other financial institution.

      The Fund sends annual and semi-annual financial statements to shareholders.

                 COUNSEL AND INDEPENDENT AUDITORS


      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the Portfolio shares being sold pursuant to the Portfolios' Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as independent auditors of the Fund.




                                   APPENDIX A

                    (NEW JERSEY PORTFOLIO ONLY)

RISK FACTORS -- INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

      New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals and pharmaceuticals, electrical equipment and instruments, printing, machinery and food products. Other economic activities include business and health services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

      During 1999, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion - the second strongest year for economic growth since 1988.

      Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,400) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

      With strong labor market conditions, New Jersey's personal income increased at a pace of 5.8% in 1999, making it the first year since 1992 that the New Jersey growth rate was above the national rate. The strong State economy also led to a 6.5% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumer durables. In 1999, home building was at its highest level since 1988.

      New Jersey's unemployment rate remained low in 1999 - close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

      The economic outlook for 2000/2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 50,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a steady slowing in State personal income growth from 5.7% in 2000 to 4.8% in 2001.

      A slower growing national economy and the national election year campaign make it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State's economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

      Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for 2000/2001 contain more risks than in the recent past, the basic fundamentals of the State's economic health remain favorable.

      The New Jersey outlook is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of the State's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State's economy.

      In July 1991, S&P lowered New Jersey's general obligation bond rating from "AAA" to "AA+". As of May 2000, S&P, Moody's and Fitch rated New Jersey's long-term general obligations "AA+", "Aal" and "AA+", respectively.

      The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Sales and Use tax collections for fiscal year 2000 of $5.575 billion, a 10.3% increase from the fiscal year 1999 revenue. The fiscal year 2001 estimate of $5.993 billion is a 7.5% increase from the fiscal year 2000 estimate.

      The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts gross income tax collections for fiscal year 2000 of $7.035 billion, an 11.2% increase from fiscal year 1999 revenue. The fiscal year 2001 estimate of $7.580 billion is a 7.7% increase from fiscal year 2000. Included in the fiscal year 2000 and fiscal year 2001 estimates is the enactment of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

      The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts corporations business tax collections for fiscal year 2000 of $1.396 billion, a 0.5% decrease from fiscal year 1999 revenue. The fiscal year 2001 estimate of $1.486 billion is a 6.4% increase from fiscal year 2000. Included in the corporation business tax estimates for fiscal year 2000 and fiscal year 2001 is an estimate of amounts which were previously collected pursuant to the gross receipts and franchise taxes applicable to utilities and which are now collected pursuant to the corporation business tax related to the utilities.

      Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

      Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

      The State appropriated approximately $18.486 billion, $19.975 billion (adjusted) for fiscal years 1999 and 2000, respectively. Of the $21.253 billion recommended for appropriation in fiscal year 2001 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $8.394 billion was recommended for State aid to local governments, $6.548 billion was appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $4.616 billion for direct State services, $530 million for debt service on State general obligation bonds and $1.165 billion for capital construction.

      Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The recommended appropriations reflect the amounts contained in the Governor's fiscal year 2001 Budget.

      The State made appropriations for principal and interest payments for general obligation bonds for fiscal year 2000 in the amount of $518.7 million. The Governor's fiscal year 2001 Budget included a recommended appropriation in the amount of $530.0 million for principal and interest payments for general obligations bonds.

                                   APPENDIX B

                                Rating Categories

      Description of certain ratings assigned by S&P, Moody's and Fitch:

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default. The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'





                       DREYFUS BASIC MUNICIPAL FUND, INC.

                            PART C. OTHER INFORMATION
                            _________________________



Item 23.    Exhibits.

      (a) Articles of Incorporation dated August 8, 1991 and Articles of Amendment are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996.


      (b)   Amended By-Laws.


      (d) Management Agreement dated August 24, 1994, as amended October 11, 1995 is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on December 29, 1995.


      (e)   Distribution Agreement.


      (f) Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996. Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 3 to the Registration Statement, filed on December 15, 1993.

      (g) Shareholder Services Plan dated August 24, 1994, as amended October 11, 1995 is incorporated by reference to Exhibit (9) of Post Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

      (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 1, 1996.

      (j)   Consent of Independent Auditors.


      (p)   Code of Ethics


            Other Exhibits

      (a)   Powers of Attorney

      (b)   Certificate of Secretary



Item 24.    Persons Controlled by or under Common Control with Registrant.
_______     ______________________________________________________________

            Not Applicable

Item 25.    Indemnification
_______     _______________

            Reference is made to Article VIII of the Registrant's Articles of Incorporation, dated August 7, 1991, as amended on October 19, 1994, filed as Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996. The application of these provisions is limited by Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on April 29, 1996, and by the following undertaking set forth in the rules promulgated by the Securities and Exchange
            Commission:

            Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


          Reference is also made to the Distribution Agreement, as amended.


Item 26.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


ITEM 26.          Business and Other Connections of Investment Adviser (continued)
----------------------------------------------------------------------------------

                  Officers and Directors of Investment Adviser

Name and Position
With Dreyfus                       Other Businesses                      Position Held                 Dates

CHRISTOPHER M. CONDRON             Franklin Portfolio Associates,        Director                      1/97 - Present
Chairman of the Board and          LLC*
Chief Executive Officer
                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present
                                                                         President                     10/97 - 6/98
                                                                         Chairman                      10/97 - 6/98

                                   The Boston Company                    Director                      1/98 - Present
                                   Asset Management, LLC*                Chairman                      1/98 - 6/98
                                                                         President                     1/98 - 6/98

                                   The Boston Company                    President                     9/95 - 1/98
                                   Asset Management, Inc.*               Chairman                      4/95 - 1/98
                                                                         Director                      4/95 - 1/98

                                   Franklin Portfolio Holdings, Inc.*    Director                      1/97 - Present

                                   Certus Asset Advisors Corp.**         Director                      6/95 - Present

                                   Mellon Capital Management             Director                      5/95 - Present
                                   Corporation***

                                   Mellon Bond Associates, LLP+          Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Bond Associates+               Trustee                       5/95 - 1/98

                                   Mellon Equity Associates, LLP+        Executive Committee           1/98 - Present
                                                                         Member

                                   Mellon Equity Associates+             Trustee                       5/95 - 1/98

                                   Boston Safe Advisors, Inc.*           Director                      5/95 - Present
                                                                         President                     5/95 - Present

                                   Mellon Bank, N.A. +                   Director                      1/99 - Present
                                                                         Chief Operating Officer       3/98 - Present
                                                                         President                     3/98 - Present
                                                                         Vice Chairman                 11/94 - 3/98

                                   Mellon Financial Corporation+         Chief Operating Officer       1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 11/94 - 1/99


                                   Founders Asset Management,            Chairman                      12/97 - Present
                                   LLC****                               Director                      12/97 - Present


                                   The Boston Company, Inc.*             Vice Chairman                 1/94 - Present
                                                                         Director                      5/93 - Present

                                   Laurel Capital Advisors, LLP+         Executive Committee           1/98 - 8/98
                                                                         Member

                                   Laurel Capital Advisors+              Trustee                       10/93 - 1/98

                                   Boston Safe Deposit and Trust         Director                      5/93 - Present
                                   Company*


                                   The Boston Company Financial          President                     6/89 - 1/97
                                   Strategies, Inc. *                    Director                      6/89 - 1/97


MANDELL L. BERMAN                  Self-Employed                         Real Estate Consultant,       11/74 - Present
Director                           29100 Northwestern Highway            Residential Builder and
                                   Suite 370                             Private Investor
                                   Southfield, MI 48034

BURTON C. BORGELT                  DeVlieg Bullard, Inc.                 Director                      1/93 - Present
Director                           1 Gorham Island
                                   Westport, CT 06880

                                   Mellon Financial Corporation+         Director                      6/91 - Present

                                   Mellon Bank, N.A. +                   Director                      6/91 - Present

                                   Dentsply International, Inc.          Director                      2/81 - Present
                                   570 West College Avenue
                                   York, PA

                                   Quill Corporation                     Director                      3/93 - Present
                                   Lincolnshire, IL

STEPHEN E. CANTER                  Dreyfus Investment                    Chairman of the Board         1/97 - Present
President, Chief Operating         Advisors, Inc.++                      Director                      5/95 - Present
Officer, Chief Investment                                                President                     5/95 - Present
Officer, and Director
                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - Present
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   The Boston Company Asset              Director                      2/99 - Present
                                   Management, LLC*

                                   TBCAM Holdings, Inc.*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management,            Member, Board of              12/97 - Present
                                   LLC****                               Managers
                                                                         Acting Chief Executive        7/98 - 12/98
                                                                         Officer

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present


THOMAS F. EGGERS                   Dreyfus Service Corporation++         Chief Executive Officer       3/00 - Present
Vice Chairman - Institutional                                            and Chairman of the
and Director                                                             Board
                                                                         Executive Vice President      4/96 - 3/00
                                                                         Director                      9/96 - Present


                                   Founders Asset Management,            Member, Board of              2/99 - Present
                                   LLC****                               Managers


                                   Dreyfus Investment Advisors, Inc.     Director                      1/00 - Present


                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      3/99 - Present
                                   Massachusetts, Inc. +++

                                   Dreyfus Brokerage Services, Inc.      Director                      11/97 - 6/98
                                   401 North Maple Avenue
                                   Beverly Hills, CA.

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Senior Vice Chairman          1/99 - Present
Director                                                                 Chief Financial Officer       1/90 - Present
                                                                         Vice Chairman                 6/92 - 1/99
                                                                         Treasurer                     1/90 - 5/98

                                   Mellon Bank, N.A.+                    Senior Vice Chairman          3/98 - Present
                                                                         Vice Chairman                 6/92 - 3/98
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Collection Services Corporation       Controller                    10/90 - 2/99
                                   500 Grant Street                      Director                      9/88 - 2/99
                                   Pittsburgh, PA 15258                  Vice President                9/88 - 2/99
                                                                         Treasurer                     9/88 - 2/99


                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present


                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17
                                   Fort Lee, NJ

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   Dreyfus Investment                    Director                      4/97 - 12/99
Vice Chairman                      Advisors, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      11/97 - 2/99
                                   401 North Maple Ave.                  Chief Executive Officer       11/97 - 2/98
                                   Beverly Hills, CA

                                   Dreyfus Service Corporation++         Director                      1/95 - 2/99
                                                                         President                     9/96 - 3/99

                                   Dreyfus Precious Metals, Inc.+++      Director                      3/96 - 12/98
                                                                         President                     10/96 - 12/98

                                   Dreyfus Service                       Director                      12/94 - 3/99
                                   Organization, Inc.++                  President                     1/97 -  3/99

                                   Seven Six Seven Agency, Inc. ++       Director                      1/97 - 4/99

                                   Dreyfus Insurance Agency of           Chairman                      5/97 - 3/99
                                   Massachusetts, Inc.++++               President                     5/97 - 3/99
                                                                         Director                      5/97 - 3/99

                                   The Dreyfus Trust Company+++          Chairman                      1/97 - 1/99
                                                                         President                     2/97 - 1/99
                                                                         Chief Executive Officer       2/97 - 1/99
                                                                         Director                      12/94 - Present

                                   The Dreyfus Consumer Credit           Chairman                      5/97 - 6/99
                                   Corporation++                         President                     5/97 - 6/99
                                                                         Director                      12/94 - 6/99

                                   Founders Asset Management,            Member, Board of              12/97 - 12/99
                                   LLC****                               Managers


                                   The Boston Company Advisors,          Chairman                      12/95 - 1/99
                                   Inc.                                  Chief Executive Officer       12/95 - 1/99
                                   Wilmington, DE                        President                     12/95 - 1/99

                                   The Boston Company, Inc.*             Director                      5/93 - 1/99
                                                                         President                     5/93 - 1/99


                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Laurel Capital Advisors, LLP+         Chairman                      1/98 - 8/98
                                                                         Executive Committee           1/98 - 8/98
                                                                         Member
                                                                         Chief Executive Officer       1/98 - 8/98
                                                                         President                     1/98 - 8/98

                                   Laurel Capital Advisors, Inc. +       Trustee                       12/91 - 1/98
                                                                         Chairman                      9/93 - 1/98
                                                                         President and CEO             12/91 - 1/98

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present


                                   Boston Safe Deposit and Trust         Director                      6/93 - 1/99
                                   Company+                              Executive Vice President      6/93 - 4/98


MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 1/99

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present
                                                                         Vice Chairman                 1/90 - 3/98

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

                                   Mellon Bank (DE) National             Director                      4/89 - 12/98
                                   Association
                                   Wilmington, DE

                                   Mellon Bank (MD) National             Director                      1/96 - 4/98
                                   Association
                                   Rockville, Maryland



J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present


                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - Present
                                   401 North Maple Avenue
                                   Beverly Hills, CA

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, NA+                      Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present


                                   Mellon Preferred Capital              Director                      11/96 - 1/99
                                   Corporation*


                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present


                                   The Boston Company Financial          President                     8/96 - 6/99
                                   Services, Inc.*                       Director                      8/96 - 6/99


                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*                              President                     7/96 - 1/99

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - Present

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management,            President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

                                   Prudential Securities                 Senior Vice President         07/91 - 11/98
                                   New York, NY                          Regional Director             07/91 - 11/98

RICHARD F. SYRON                   Thermo Electron                       President                     6/99 - Present
Director                           81 Wyman Street                       Chief Executive Officer       6/99 - Present
                                   Waltham, MA 02454-9046

                                   American Stock Exchange               Chairman                      4/94 - 6/99
                                   86 Trinity Place                      Chief Executive Officer       4/94 - 6/99
                                   New York, NY 10006

RONALD P. O'HANLEY                 Franklin Portfolio Holdings, Inc.*    Director                      3/97 - Present
Vice Chairman

                                   Franklin Portfolio Associates,        Director                      3/97 - Present
                                   LLC*

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - Present
                                   Company*                              Member
                                                                         Director                      1/99 - Present

                                   The Boston Company, Inc.*             Executive Committee           1/99 - Present
                                                                         Member                        1/99 - Present
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Asset Management LTD           Executive Committee           10/98 - Present
                                   (UK)                                  Member
                                   London, England                       Director                      10/98 - Present

                                   Mellon Asset Management               Non-Resident Director         11/98 - Present
                                   (Japan) Co., LTD
                                   Tokyo, Japan


                                   TBCAM Holdings, Inc.*                 Director                      10/97 - Present


                                   The Boston Company Asset              Director                      1/98 - Present
                                   Management, LLC*


                                   Boston Safe Advisors, Inc.*           Chairman                      6/97 - Present
                                                                         Director                      2/97 - Present

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP


                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***


                                   Certus Asset Advisors Corp.**         Director                      2/97 - Present


                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present

                                   Mellon Equity Associates, LLP+        Trustee                       1/98 - Present
                                                                         Chairman                      1/98 - Present


                                   Mellon-France Corporation+            Director                      3/97 - Present

                                   Laurel Capital Advisors+              Trustee                       3/97 - Present


STEPHEN R. BYERS                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present
Director of Investments and
Senior Vice President
                                   Gruntal & Co., LLC                    Executive Vice President      5/97 - 11/99
                                   New York, NY                          Partner                       5/97 - 11/99
                                                                         Executive Committee           5/97 - 11/99
                                                                         Member
                                                                         Board of Directors            5/97 - 11/99
                                                                         Member
                                                                         Treasurer                     5/97 - 11/99
                                                                         Chief Financial Officer       5/97 - 6/99
PATRICE M. KOZLOWSKI               None
Senior Vice President - Corporate
Communications



MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++                      Secretary                     10/77 - 7/98
Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

                                   Dreyfus Service                       Director                      3/97 - 3/99
                                   Organization, Inc.++

WILLIAM H. MARESCA                 The Dreyfus Trust Company+++          Chief Financial Officer       3/99 - Present
Controller                                                               Treasurer                     9/98 - Present
                                                                         Director                      3/97 - Present


                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                       8/00 - Present


                                   Dreyfus Consumer Credit Corp. ++      Treasurer                     10/98 - Present

                                   Dreyfus Investment                    Treasurer                     10/98 - Present
                                   Advisors, Inc. ++

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   The TruePenny Corporation++           Vice President                10/98 - Present

                                   Dreyfus Precious Metals, Inc. +++     Treasurer                     10/98 - 12/98

                                   The Trotwood Corporation++            Vice President                10/98 - Present

                                   Trotwood Hunters Corporation++        Vice President                10/98 - Present

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - Present

                                   Dreyfus Transfer, Inc.                Chief Financial Officer       5/98 - Present
                                   One American Express Plaza,
                                   Providence, RI 02903

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++                  Assistant  Treasurer          3/93 - 3/99

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++++

WILLIAM T. SANDALLS, JR.           Dreyfus Transfer, Inc.                Chairman                      2/97 - Present
Executive Vice President           One American Express Plaza,
                                   Providence, RI 02903


                                   Dreyfus Service Corporation++         Director                      1/96 - 8/00
                                                                         Executive Vice President      2/97 - Present
                                                                         Chief Financial Officer       2/97 - 12/98


                                   Dreyfus Investment                    Director                      1/96 - Present
                                   Advisors, Inc.++                      Treasurer                     1/96 - 10/98

                                   Dreyfus-Lincoln, Inc.                 Director                      12/96 - Present
                                   4500 New Linden Hill Road             President                     1/97 - Present
                                   Wilmington, DE 19808

                                   Seven Six Seven Agency, Inc.++        Director                      1/96 - 10/98
                                                                         Treasurer                     10/96 - 10/98

                                   The Dreyfus Consumer                  Director                      1/96 - Present
                                   Credit Corp.++                        Vice President                1/96 - Present
                                                                         Treasurer                     1/97 - 10/98

                                   The Dreyfus Trust Company +++         Director                      1/96 - Present

                                   Dreyfus Service Organization,         Treasurer                     10/96 - 3/99
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/97 - 3/99
                                   Massachusetts, Inc.++++               Treasurer                     5/97 - 3/99
                                                                         Executive Vice President      5/97 - 3/99

DIANE P. DURNIN                    Dreyfus Service Corporation++         Senior Vice President -       5/95 - 3/99
Vice President - Product                                                 Marketing and Advertising
Development                                                              Division

MARY BETH LEIBIG                   None
Vice President -
Human Resources

THEODORE A. SCHACHAR               Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present
Vice President - Tax
                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Precious Metals, Inc. +++     Vice President - Tax          10/96 - 12/98

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++


WENDY STRUTT                       None
Vice President


RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems
                                   Computer Sciences Corporation         Vice President                1/96 - 7/98
                                   El Segundo, CA


JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc.                Vice President                2/97 - Present
Assistant Secretary                One American Express Plaza            Director                      2/97 - Present
                                   Providence, RI 02903                  Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++                  Assistant Secretary           5/98 - 7/98





*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++     The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109.

Item 27.    Principal Underwriters
--------    ----------------------

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:


1)       Dreyfus A Bonds Plus, Inc.
2)       Dreyfus Appreciation Fund, Inc.
3)       Dreyfus Balanced Fund, Inc.
4)       Dreyfus BASIC GNMA Fund
5)       Dreyfus BASIC Money Market Fund, Inc.
6)       Dreyfus BASIC U.S. Government Money Market Fund
7)       Dreyfus California Intermediate Municipal Bond Fund
8)       Dreyfus California Tax Exempt Bond Fund, Inc.
9)       Dreyfus California Tax Exempt Money Market Fund
10)      Dreyfus Cash Management
11)      Dreyfus Cash Management Plus, Inc.
12)      Dreyfus Connecticut Intermediate Municipal Bond Fund
13)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
14)      Dreyfus Florida Intermediate Municipal Bond Fund
15)      Dreyfus Florida Municipal Money Market Fund
16)      Dreyfus Founders Funds, Inc.
17)      The Dreyfus Fund Incorporated
18)      Dreyfus Global Growth Fund
19)      Dreyfus GNMA Fund, Inc.
20)      Dreyfus Government Cash Management Funds
21)      Dreyfus Growth and Income Fund, Inc.
22)      Dreyfus Growth and Value Funds, Inc.
23)      Dreyfus Growth Opportunity Fund, Inc.
24)      Dreyfus Debt and Equity Funds
25)      Dreyfus Index Funds, Inc.
26)      Dreyfus Institutional Money Market Fund
27)      Dreyfus Institutional Preferred Money Market Fund
28)      Dreyfus Institutional Short Term Treasury Fund
29)      Dreyfus Insured Municipal Bond Fund, Inc.
30)      Dreyfus Intermediate Municipal Bond Fund, Inc.
31)      Dreyfus International Funds, Inc.
32)      Dreyfus Investment Grade Bond Funds, Inc.
33)      Dreyfus Investment Portfolios
34)      The Dreyfus/Laurel Funds, Inc.
35)      The Dreyfus/Laurel Funds Trust
36)      The Dreyfus/Laurel Tax-Free Municipal Funds
37)      Dreyfus LifeTime Portfolios, Inc.
38)      Dreyfus Liquid Assets, Inc.
39)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
40)      Dreyfus Massachusetts Municipal Money Market Fund
41)      Dreyfus Massachusetts Tax Exempt Bond Fund
42)      Dreyfus MidCap Index Fund
43)      Dreyfus Money Market Instruments, Inc.
44)      Dreyfus Municipal Bond Fund, Inc.
45)      Dreyfus Municipal Cash Management Plus
46)      Dreyfus Municipal Money Market Fund, Inc.
47)      Dreyfus New Jersey Intermediate Municipal Bond Fund
48)      Dreyfus New Jersey Municipal Bond Fund, Inc.
49)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
50)      Dreyfus New Leaders Fund, Inc.
51)      Dreyfus New York Municipal Cash Management
52)      Dreyfus New York Tax Exempt Bond Fund, Inc.
53)      Dreyfus New York Tax Exempt Intermediate Bond Fund
54)      Dreyfus New York Tax Exempt Money Market Fund
55)      Dreyfus U.S. Treasury Intermediate Term Fund
56)      Dreyfus U.S. Treasury Long Term Fund
57)      Dreyfus 100% U.S. Treasury Money Market Fund
58)      Dreyfus U.S. Treasury Short Term Fund
59)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
60)      Dreyfus Pennsylvania Municipal Money Market Fund
61)      Dreyfus Premier California Municipal Bond Fund
62)      Dreyfus Premier Equity Funds, Inc.
63)      Dreyfus Premier International Funds, Inc.
64)      Dreyfus Premier GNMA Fund
65)      Dreyfus Premier Opportunity Funds
66)      Dreyfus Premier Worldwide Growth Fund, Inc.
67)      Dreyfus Premier Municipal Bond Fund
68)      Dreyfus Premier New York Municipal Bond Fund
69)      Dreyfus Premier State Municipal Bond Fund
70)      Dreyfus Premier Value Equity Funds
71)      Dreyfus Short-Intermediate Government Fund
72)      Dreyfus Short-Intermediate Municipal Bond Fund
73)      The Dreyfus Socially Responsible Growth Fund, Inc.
74)      Dreyfus Stock Index Fund
75)      Dreyfus Tax Exempt Cash Management
76)      The Dreyfus Premier Third Century Fund, Inc.
77)      Dreyfus Treasury Cash Management
78)      Dreyfus Treasury Prime Cash Management
79)      Dreyfus Variable Investment Fund
80)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
81)      General California Municipal Bond Fund, Inc.
82)      General California Municipal Money Market Fund
83)      General Government Securities Money Market Funds, Inc.
84)      General Money Market Fund, Inc.
85)      General Municipal Bond Fund, Inc.
86)      General Municipal Money Market Funds, Inc.
87)      General New York Municipal Bond Fund, Inc.
88)      General New York Municipal Money Market Fund


(b)

                                                                                                 Positions and
Name and principal                                                                               offices with
business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------



Thomas F. Eggers *                    Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
Stephen Burke *                       Executive Vice President                                   None
Charles Cardona *                     Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
Michael Millard **                    Executive Vice President and Director                      None
David K. Mossman **                   Executive Vice President and Director                      None
Jeffrey N. Nachman ***                Executive Vice President and Chief Operations Officer      None
William T. Sandalls, Jr. *            Executive Vice President                                   None
William H. Maresca *                  Chief Financial Officer  and Director                      None
James Book **                         Senior Vice President                                      None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      None
Joseph Connolly *                     Senior Vice President                                      Vice President
                                                                                                 and Treasurer
Joseph Eck +                          Senior Vice President                                      None
William Glenn *                       Senior Vice President                                      None
Bradley Skapyak *                     Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Jeffrey Cannizzaro *                  Vice President - Compliance                                None
John Geli **                          Vice President                                             None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President - Compliance                                None
Walter T. Harris *                    Vice President                                             None
Janice Hayles *                       Vice President                                             None
Hal Marshall *                        Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
B.J. Ralston **                       Vice President                                             None
Theodore A. Schachar *                Vice President - Tax                                       None
James Windels *                       Vice President                                             Assistant
                                                                                                 Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None


*    Principal business address is 200 Park Avenue, New York, NY 10166.
**   Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***  Principal business address is 401 North Maple Avenue, Beverly Hills, CA 90210.
**** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258
+    Principal business address is One Boston Place, Boston, MA 02108



Item 28.       Location of Accounts and Records
-------        --------------------------------

               1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                   Providence, Rhode Island 02940-9671

               2.  Bank of New York
                   100 Church Street
                   New York, New York 10286

               3.  Dreyfus Transfer, Inc.
                   P.O. Box 9671
                   Providence, Rhode Island 02940-9671

               4.  The Dreyfus Corporation
                   200 Park Avenue
                   New York, New York 10166

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------


               For each Portfolio, The Dreyfus Corporation has undertaken, until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, but including the management fee, exceed .45 of 1% of the value of the Portfolio's average daily net assets, the Portfolio may deduct from the payment to be made to Dreyfus under the Management Agreement, or Dreyfus will bear, such excess expense.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 28th day of December, 2000.

                        DREYFUS BASIC MUNICIPAL FUND, INC.

                 BY:   /s/Stephen E. Canter*
                       -------------------------------------
                       STEPHEN E. CANTER, PRESIDENT


      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                      Title                            Date


/s/Stephen E. Canter*         President and Treasurer                   12/28/00
____________________________  (Principal Executive, Financial
Stephen E. Canter             and Accounting Officer)

/s/Joseph Connolly*           Vice President and Assistant              12/28/00
____________________________  Treasurer (Principal
Joseph Connolly               Accounting Officer)

/s/David Burke*               Director                                  12/28/00
----------------------------
David Burke

/s/Samuel Chase*              Director                                  12/28/00
----------------------------
Samuel Chase

/s/Gordon J. Davis*           Director                                  12/28/00
----------------------------
Gordon J. Davis

/s/Joseph S. DiMartino*       Director                                  12/28/00
----------------------------
Joseph S. DiMartino

/s/Joni Evans*                Director                                  12/28/00
----------------------------
Joni Evans

/s/Arnold S. Hiatt*           Director                                  12/28/00
----------------------------
Arnold S. Hiatt

/s/Burton Wallack*            Director                                  12/28/00
----------------------------
Burton Wallack

*BY:       /s/John B. Hammalian
           --------------------------
           John B. Hammalian,
           Attorney-in-Fact


                                INDEX OF EXHIBITS



Exhibit No.



23(b)                         Amended By Laws
23(e)                         Distribution Agreement
23(j)                         Consent of Ernst & Young LLP
23(p)                         Code of Ethics

Other Exhibits

(a)   Powers of Attorney
(b)   Certificate of Secretary